UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 15, 2023 (the “Effective Date”), Planet 13 Holdings Inc. (“Planet 13 BC”) filed articles of domestication (“Articles of Domestication”) and articles of incorporation (“Articles of Incorporation”) with the Secretary of State of the State of Nevada and changed its jurisdiction from the Province of British Columbia, Canada, to the State of Nevada (the “Domestication”) (post-Domestication, Planet 13 BC is referred to herein as the “Company”), pursuant to the previously announced court-approved plan of arrangement (the “Plan of Arrangement”). As previously reported in a Current Report on Form 8-K filed by Planet 13 BC on July 28, 2023, a special resolution to approve the Domestication was submitted to a vote at the 2023 Annual General and Special Meeting on July 27, 2023, and approved by the shareholders of Planet 13 BC. On August 3, 2023, the Supreme Court of British Columbia, Canada, issued its Final Order regarding the Domestication.

On the Effective Date, pursuant to the Plan of Arrangement and by operation of law, all the rights, privileges and powers of Planet 13 BC, all property owned by Planet 13 BC, all debt due to Planet 13 BC, and all other causes of action belonging to Planet 13 BC immediately prior to the Effective Date remain vested in, or attached to, the Company following the Effective Date. The Plan of Arrangement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

For additional information regarding the Domestication, please refer to the proxy statement filed with the Securities and Exchange Commission (the “Commission”) by Planet 13 BC on June 22, 2023 (the “Proxy Statement”).

Item 3.02.  Unregistered Sales of Equity Securities.

In connection with the Domestication, shares of Common Stock, Options and RSUs (each as defined below) that were deemed to be issued or exchanged by the Company were issued and exchanged in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 3(a)(10) of the Securities Act. As of the Effective Date, the Company has 222,247,854 shares of common stock, no par value, of the Company (“Common Stock”) issued and outstanding and 1,926,861 shares of Common Stock reserved for issuance for outstanding awards under the Prior Plans (as defined below).

Item 3.03.  Material Modification to Rights of Security Holders.

On the Effective Date, each holder of issued and outstanding common share of Planet 13 BC (the “Common Shares”) was deemed to receive one share of Common Stock, without any action required on the part of the holder thereof. Additionally, each holder of outstanding options to purchase Common Shares was deemed to receive options to purchase an equal number of shares of Common Stock (the “Options”) at the same exercise price per share and otherwise the same terms under the Planet 13 Holdings Inc. 2018 Stock Option Plan (the “2018 Stock Option Plan”) and each holder of restricted share units was deemed to receive restricted share units for an equal number of shares of the Common Stock (the “RSUs”) and otherwise with the same terms and conditions under the Planet 13 Holdings Inc. 2018 Share Unit Plan (the “2018 Share Unit Plan” and, together with the 2018 Stock Option Plan, the “Prior Plans”).

In connection with the Domestication, Planet 13 BC filed with the Secretary of State of the State of Nevada: (i) Articles of Domestication, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference; and (ii) Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference. In addition, the Company adopted bylaws, which became effective on the Effective Date, a copy of which is attached hereto as Exhibit 3.3 (the “Bylaws”).

Descriptions of the material terms of the Articles of Incorporation and the Bylaws are included under the heading “Proposal No. 3: Approval of Nevada Domestication - Comparison of Shareholders’ Rights Under British Columbia and Nevada Laws” and “Comparison of the Articles of Incorporation and Company Nevada Bylaws with the BC Notice of Articles and BC Articles” in the Proxy Statement. Exhibit 99.1 attached hereto contains a description of the Company’s capital stock, which description is incorporated by reference into this Item 3.03.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Domestication, Articles of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, each of which is incorporated herein by reference.

The Company is the successor issuer to Planet 13 BC pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the Common Stock is therefore deemed to be registered under Section 12(g) of the Exchange Act. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Co-Presidents

In connection with the Domestication, the directors and executive officers of Planet 13 BC immediately prior to the completion of the Domestication did not change and became the directors and executive officers of the Company. However, in accordance with Nevada law, on the Effective Date after completion of the Domestication, the Company appointed each of the Company’s Co-Chief Executive Officers, Robert Groesbeck and Larry Scheffler, to the additional position of Co-President of the Company and the Company’s Chief Financial Officer, Dennis Logan, to the additional position of Treasurer of the Company.

The information required by Items 401(b), (d), and (e) of Regulation S-K are included under the headings “Proposal No.1: Election of Directors – Director Biographies” and “Executive Officers” in the Proxy Statement and the information required by Item 404(a) of Regulation S-K is included under the heading “Certain Relationships and Related Person Transactions” in the Proxy Statement.

Equity Incentive Plan

At the 2023 Annual General and Special Meeting, the shareholders of Planet 13 BC voted to approve and adopt the Planet 13 Holdings Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”), which was contingent upon the completion of the Domestication, and became effective on the Effective Date. As of the Effective Date, the Company may not grant any new awards under the Prior Plans and the Prior Plans will continue to govern awards previously granted under them.

A total of 22,000,000 shares of Common Stock are available for grants under the 2023 Equity Plan and all other security based compensation arrangements of the Company, including the Prior Plans (the “Total Share Reserve”). Any outstanding awards under the Prior Plans on the Effective Date count towards the Total Share Reserve. As of the Effective Date, 1,926,861 awards issued under the Prior Plans remained outstanding and, as a result, a maximum number of 20,073,139 shares of Common Stock are available for issuance under the 2023 Equity Plan as of the completion of the Domestication, subject to adjustment pursuant to the terms of the 2023 Equity Plan. A description of the 2023 Equity Plan is included in the Proxy Statement under the heading “Proposal No. 4: Approval and Adoption of 2023 Equity Incentive Plan”. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Equity Plan attached hereto as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01.  Other Events.

On September 15, 2023, the Company issued a press release with respect to the completion of the Domestication. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Arrangement.
3.1	Articles of Domestication.
3.2	Articles of Incorporation of Planet 13 Holdings Inc., a Nevada corporation.
3.3	Bylaws of Planet 13 Holdings Inc., a Nevada corporation.
4.1	Specimen Common Stock Certificate of Planet 13 Holdings Inc., a Nevada corporation.
10.1	Planet 13 Holdings Inc. 2023 Equity Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the Planet 13 Holdings Inc. 2023 Equity Incentive Plan.
10.3	Form of Non-Qualified Stock Option Agreement under the Planet 13 Holdings Inc. 2023 Equity Incentive Plan.
10.4	Form of Restricted Stock Unit Agreement under the Planet 13 Holdings Inc. 2023 Equity Incentive Plan.
99.1	Description of Capital Stock.
99.2	Press Release dated September 15, 2023.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Planet 13 Holdings Inc.

Date: September 18, 2023	By:	/s/ Robert Groesbeck
Robert Groesbeck
Co-Chief Executive Officer and Co-President

Date: September 18, 2023	By:	/s/ Larry Scheffler
Larry Scheffler
Co-Chief Executive Officer and Co-President

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